THE PHOENIX EDGE SERIES FUND

                SUPPLEMENT TO THE PROSPECTUS DATED AUGUST 9, 2002




At a Special Meeting of Shareholders held on January 27, 2003, the shareholders of the Phoenix-Aberdeen New Asia Series approved an Agreement and Plan of Reorganization transferring all of its assets and liabilities to the Phoenix-Aberdeen International Series including the distribution of shares of the Phoenix-Aberdeen International Series to shareholders of the Phoenix-Aberdeen New Asia Series in complete liquidation of the Phoenix-Aberdeen New Asia Series.





Dated: February 7, 2003        Please keep this supplement for future reference.


TF809